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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                --------------


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 4, 1996
                                                       -----------------------

                       MEDICAL TECHNOLOGY SYSTEMS, INC.
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              (Exact name of registrant as specified in charter)



           FLORIDA                                            59-22740462
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
      of incorporation)                                   Identification No.)


       12920 AUTOMOBILE BOULEVARD         CLEARWATER, FL         34622
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(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone Number, including area code     813-576-6311
                                                          --------------------

                                     N/A
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        (Former name or former address, if changed since last report)


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ITEM 5.     Other Matters

            On September 4, 1996, Plans of Reorganization were confirmed in the U.S. Bankruptcy Court for the Company's major operating subsidiaries.

ITEM 6.     Financial statements and Exhibits

            C.  Exhibits:

                1.  Press Release dated September 9, 1996



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Medical Technology Systems, Inc.
                                            (Registrant)



                                            By:  /s/ Todd E. Siegel
                                               --------------------------------
                                               Todd E. Siegel
                                               Chief Executive Officer


Date: September 19, 1996
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